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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest reported) May 16, 2003






                         j2 Global Communications, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                   0-25965                 51-0371142
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(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation            File Number)           Identification No.)



                              6922 Hollywood Blvd.
                                    Suite 800
                          Los Angeles, California 90028
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                    (Address of principal executive offices)



                                 (323) 860-9200
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

               EXHIBIT
               NUMBER                DESCRIPTION
               ------                -----------
                99.1                 Email Message to Analysts





ITEM 9.  REGULATION FD DISCLOSURE.

On May 16, 2003 at approximately 5:30 pm Eastern Time, the Company's Executive Vice President of Corporate Development, Scott Turicchi, sent an electronic mail message to the financial analysts that have published research on j2 Global. Pursuant to Regulation FD, the Company hereby furnishes a copy of Mr. Turicchi's e-mail message as Exhibit 99.1 to this report.

Note: The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         j2 Global Communications, Inc.
                                                (Registrant)


Date: May 16, 2003                       By: /s/ Jeffrey D. Adelman
                                             -----------------------------------
                                             Jeffrey D. Adelman, Vice President,
                                             General Counsel and Secretary
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                                INDEX TO EXHIBITS







EXHIBIT
NUMBER                       DESCRIPTION
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 99.1                        Email Message to Analysts